UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 4, 2007
(Date of earliest event reported)

LIGHTING SCIENCE GROUP CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-20354	23-2596710
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2100 McKinney Ave., Suite 1555
Dallas, Texas    75201
(Address of principal executive offices including zip code)

214-382-3630
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement.

Exchange and Contribution Agreement

On October 4, 2007, Lighting Science Group Corporation, a Delaware corporation (the "Company"), entered into an Exchange and Contribution Agreement (the "Exchange Agreement") with LED Holdings, LLC, a Delaware limited liability company ("LED"), pursuant to which LED transferred and assigned substantially all of its assets including, among other things, $15,000,000, 180 shares of common stock of LED Effects Japan KK, 200 shares of common stock of Kabushiki Kaisha LED Systems, leases, equipment, inventory, accounts receivable, contracts, permits, records, and intellectual property to the Company in exchange for 2,000,000 shares of the Company's newly designated Series B Preferred Stock, par value $.001 per share ("Series B Stock") and 318,574,665 shares of the Company's Common Stock, par value $.001 per share ("Common Stock" and collectively with the Series B Stock, the "Exchange Consideration") representing 70% of the fully-diluted capital stock of the Company and 80% of the voting power of all outstanding shares of capital stock of the Company as of October 4, 2007. In conjunction with the transactions contemplated by the Exchange Agreement, the Board of Directors of the Company authorized a 1 for 20 reverse stock split, which will be submitted to the Company's stockholders for approval. Because LED holds approximately 80% of voting power of the Company, the Company anticipates that the reverse stock split will be approved.

Certificate of Designation

On October 4, 2007 and as contemplated by the Exchange Agreement, the Company filed the Certificate of Designation of Series B Stock (the "Certificate of Designation") with the Secretary of State of the State of Delaware, which establishes the designations, voting powers, preferences, rights and other terms of the Series B Stock. The Series B Stock is senior to the Common Stock and pari passu with the 6% Convertible Preferred Stock of the Company. Dividends may be declared and paid on the Series B Stock as determined by the Board of Directors. The Series B Stock is convertible into Common Stock at a conversion price of $0.282508340410028 per share of Common Stock, subject to adjustment for subsequent stock splits, stock dividends and similar events and subject to anti-dilution adjustments as described in the Certificate of Designation. Each share of Series B Stock is entitled to 3.5 votes for each share of Common Stock into which it is convertible, which on October 4, 2007 equaled in the aggregate not less than 80% of the total number of then outstanding shares of Common Stock.

Registration Rights Agreement

The issuance of the Exchange Consideration by the Company to LED has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (the "Commission") or an applicable exemption from the registration requirements. In connection with the Exchange Agreement, the Company and LED entered into the Registration Rights Agreement dated as of October 4, 2007 (the "Registration Rights Agreement"), which provides that the Company is required to file a registration statement (the "Registration Statement") with the Commission covering the resale of the Common Stock and the shares of Common Stock issuable upon conversion of the Series B Stock within sixty (60) days after the receipt of a request from LED that the Company file the Registration Statement. Pursuant to the Registration Rights Agreement, the Company has the right to defer such demand for up to thirty (30) days if the Company furnishes a certificate signed by the Chief Executive Officer or Chairman of the Board stating that, in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its stockholders for the Registration Statement to be effected at such time.

Trademark Assignment

In connection with the Exchange Agreement, the Company and LED also entered into the Trademark Assignment dated as of October 4, 2007 (the "Trademark Assignment"), pursuant to which LED agreed to assign to the Company all of its right, title and interest in, to and under certain trademarks, service marks, trade dress, protectable product configurations, collective marks, slogans, trade names and all goodwill associated with the foregoing.

Stockholder Voting Agreement

In connection with the Exchange Agreement, the Company entered into the Stockholder Voting Agreement, dated as of October 4, 2007, by and among the Company, LED and certain stockholders (the "Voting Agreement"). The Voting Agreement governs the voting of stock held by LED and such stockholders in the election of members of the Board of Directors and has a term of two years. The Voting Agreement provides that the Board of Directors of the Company is to consist of nine directors with: (i) four persons designated by the holders of the majority of the Series B Stock, (ii) four persons designated by the Board of Directors and (iii) the Chief Executive Officer of the Company. The Voting Agreement also provides for the manner in which vacancies on the Board of Directors are to be filled.

Indemnification Letter Agreement

In connection with the Exchange Agreement, the Company and LED also entered into the Indemnification Letter Agreement dated as of October 4, 2007 (the "Indemnification Agreement"), pursuant to which the Company agreed to indemnify LED for any third-party claims arising as a result of, or in connection with, the transactions contemplated by the Exchange Agreement.

Employment Agreements

Govi Rao

On October 4, 2007, the Company entered into that certain employment agreement by and between the Company and Govi Rao (the "Rao Employment Agreement"). Pursuant to the Rao Employment Agreement, Mr. Rao will serve as the Company's Chief Executive Officer and, without additional compensation, as Chairman of the Board. The Rao Employment Agreement has a term commencing on October 4, 2007 and continues until its termination. The Rao Employment Agreement may be terminated, without severance, by Mr. Rao voluntarily or by the Company with "cause." In the event that Mr. Rao's employment is terminated by the Company without "cause" or by Mr. Rao with "good reason," Mr. Rao would be entitled to severance pay equal to his annual base salary. If Mr. Rao's employment is terminated prior to the first anniversary of the Rao Employment Agreement's commencement and the Company owes severance, Mr. Rao would instead be entitled to a severance of two times his annual base salary. Under the Rao Employment Agreement, Mr. Rao is entitled to an annual base salary of $425,000 and a monthly automobile allowance of $1,500. The Company may also pay Mr. Rao bonuses at such times and in such amounts as the Board of Directors determines, and Mr. Rao is entitled to participate the Company's existing 2005 Equity-Based Compensation Plan.

Ronald E. Lusk

On October 4, 2007, the Company entered into that certain employment agreement by and between the Company and Ronald E. Lusk (the "Lusk Employment Agreement"). Pursuant to the Lusk Employment Agreement, Mr. Lusk will serve as the Company's Vice Chairman. The Lusk Employment Agreement has a term commencing on October 4, 2007 and continues until the fifth anniversary of that date. The Lusk Employment Agreement may be terminated at any time, without severance, by Mr. Lusk voluntarily or by the Company with "cause." In the event that Mr. Lusk's employment is terminated by the Company without "cause" or by Mr. Lusk with "good reason," Mr. Lusk would be entitled to severance pay equal to his annual base salary. If Mr. Lusk's employment is terminated prior to the first anniversary of the Lusk Employment Agreement's commencement and the Company owes severance, Mr. Lusk would instead be entitled to a severance of two times his annual base salary. Under the Lusk Employment Agreement, Mr. Lusk is entitled to an annual base salary of $400,000. The Company may also pay Mr. Lusk bonuses at such times and in such amounts as the Board of Directors determines, and Mr. Lusk is entitled to participate the Company's existing 2005 Equity-Based Compensation Plan.

Ken Honeycutt

On October 4, 2007, the Company entered into that certain employment agreement by and between the Company and Ken Honeycutt (the "Honeycutt Employment Agreement"). Pursuant to the Honeycutt Employment Agreement, Mr. Honeycutt will serve as the Company's President and Chief Operating Officer. The Honeycutt Employment Agreement has a term commencing on October 4, 2007 and continues until the third anniversary of that date. The Honeycutt Employment Agreement may be terminated at any time, without severance, by Mr. Honeycutt voluntarily or by the Company with "cause." In the event that Mr. Honeycutt's employment is terminated by the Company without "cause" or by Mr. Honeycutt with "good reason," Mr. Honeycutt would be entitled to severance pay equal to his annual base salary. If Mr. Honeycutt's employment is terminated prior to the first anniversary of the Honeycutt Employment Agreement's commencement and the Company owes severance, Mr. Honeycutt would instead be entitled to a severance of two times his annual base salary. Under the Honeycutt Employment Agreement, Mr. Honeycutt is entitled to an annual base salary of $250,000. The Company may also pay Mr. Honeycutt bonuses at such times and in such amounts as the Board of Directors determines, and Mr. Honeycutt is entitled to participate the Company's existing 2005 Equity-Based Compensation Plan. Mr. Honeycutt has also agreed to waive his right to accelerated vesting of his restricted stock upon the change in control of the Company following consummation of the transactions contemplated by the Exchange Agreement, as provided for in his Restricted Stock Award Agreement dated August 7, 2007, which granted Mr. Honeycutt 5,000,000 shares of the Company's restricted stock.

Kevin Furry

On October 4, 2007, the Company entered into that certain employment agreement by and between the Company and Kevin Furry (the "Furry Employment Agreement"). Pursuant to the Furry Employment Agreement, Mr. Furry will serve as the Company's Co-Chief Technology Officer. The Furry Employment Agreement has a term commencing on October 4, 2007 and continues until the fifth anniversary of that date. The Furry Employment Agreement may be terminated at any time, without severance, by Mr. Furry voluntarily or by the Company with "cause." In the event that Mr. Furry's employment is terminated by the Company without "cause" or by Mr. Furry with "good reason," Mr. Furry would be entitled to severance pay equal to $62,500. Under the Furry Employment Agreement, Mr. Furry is entitled to an annual base salary of $250,000. The Company may also pay Mr. Furry bonuses at such times and in such amounts as the Board of Directors determines, and Mr. Furry is entitled to participate in the Company's existing 2005 Equity-Based Compensation Plan. Additionally, upon termination, Mr. Furry may receive further payments as consideration for certain non-competition and non-solicitation covenants in the Furry Employment Agreement.

Fredric Maxik

On October 4, 2007, the Company entered into that certain employment agreement by and between the Company and Fredric Maxik (the "Maxik Employment Agreement"). Pursuant to the Maxik Employment Agreement, Mr. Maxik will serve as the Company's Co-Chief Technology Officer. The Maxik Employment Agreement has a term commencing on October 4, 2007 and continues until the fifth anniversary of that date. The Maxik Employment Agreement may be terminated at any time, without severance, by Mr. Maxik voluntarily or by the Company with "cause." In the event that Mr. Maxik's employment is terminated by the Company without "cause" or by Mr. Maxik with "good reason," Mr. Maxik would be entitled to severance pay equal to his annual base salary. If Mr. Maxik's employment is terminated prior to the first anniversary of the Maxik Employment Agreement's commencement and the Company owes severance, Mr. Maxik would instead be entitled to a severance of two times his annual base salary. Under the Maxik Employment Agreement, Mr. Maxik is entitled to an annual base salary of $250,000. The Company may also pay Mr. Maxik bonuses at such times and in such amounts as the Board of Directors determines, and Mr. Maxik is entitled to participate the Company's existing 2005 Equity-Based Compensation Plan.

This Form 8-K, including the foregoing descriptions of the terms and conditions of each of the Exchange Agreement, Certificate of Designation, Registration Rights Agreement, Voting Agreement, Trademark Assignment, Indemnification Agreement, Furry Employment Agreement, Rao Employment Agreement, Lusk Employment Agreement, Maxik Employment Agreement, and the Honeycutt Employment Agreement, do not purport to describe all of the terms of such agreements and are qualified in their entirety by reference to the full text of such documents which are furnished as Exhibits 4.1, 4.2, 4.3, 4.4, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 hereto, respectively, and incorporated herein by reference.

Item 1.02    Termination of a Material Definitive Agreement

On October 3 , 2007, the Company notified Bank of Texas, N.A. ("Lender") of its intent to terminate the credit facility evidenced by the Loan Agreement, dated as of June 29, 2006, by and between the Company and Lender (the "Loan Agreement"). On October 3, 2007, the Company received a payoff letter (the "Payoff Letter") from the Lender stating that the indebtedness under the Loan Agreement had been paid in full and the liens and security interests of the Lender were released and terminated. There were no prepayment penalties associated with terminating the Loan Agreement. The Loan Agreement was previously disclosed in Item 1.01 of the Company's report on Form 8-K, which was filed with the Commission on July 6, 2006.

On October, 4, 2007, in conjunction with the execution and delivery of the Lusk Employment Agreement, the Company paid Mr. Lusk a "stay" bonus in the amount of $300,000. Additionally, the Company terminated Mr. Lusk's Employment Agreement dated as of February 26, 1999, and Mr. Lusk agreed to waive any right he may have as a result of the change of control contemplated by the Exchange Agreement, arising pursuant to Mr. Lusk's Change of Control Agreement dated as of October 12, 2004 between Mr. Lusk and the Company.

Item 2.01    Completion of Acquisition of Assets

See Item 1.01 of this report. The information in Items 1.01 and 9.01 of this report are incorporated in this Item 2.01 by reference.

Item 3.02    Unregistered Sale of Equity Securities

As disclosed in Item 1.01 above, on October 4, 2007, the Company entered into the Exchange Agreement with LED pursuant to which the Company agreed to issue to LED 2,000,000 shares of Series B Stock and 318,574,665 shares of Common Stock. The issuance of the Series B Stock and Common Stock was made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act, and Rule 506 of Regulation D promulgated pursuant to the Securities Act, pursuant to transactions by the Company not involving any public offering.

See Item 1.01 of this report. The information in Items 1.01 and 9.01 of this report are incorporated in this Item 3.02 by reference.

Item 3.03    Material Modification to Rights of Security Holders

As a result of the issuance by the Company to LED of 2,000,000 shares of Series B Stock and 318,574,665 shares of Common Stock disclosed in Item 1.01 above, the ownership interest of our existing stockholders will be substantially diluted. Additionally, the transactions contemplated by the Exchange Agreement qualify as a "Liquidation Event," as defined in the Amended and Restated Certificate of Designation of the 6% Convertible Preferred Stock. As a result, the holders of shares of 6% Convertible Preferred Stock have an option to receive the liquidation value of their shares, as specifically set forth in the Amended and Restated Certificate of Designation of the 6% Convertible Preferred Stock.

See Item 1.01 of this report. The information in Items 1.01 and 9.01 of this report are incorporated in this Item 3.03 by reference.

Item 5.01    Change of Control of Registrant

See Item 1.01 of this report. The information in Items 1.01 and 9.01 of this report is incorporated in this Item 5.01 by reference.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On October 4, 2007, each of John Collingwood, Kenneth Honeycutt and Fredric Maxik resigned from his position as a member of the Board of Directors of the Company and all committees thereof.

Upon the effectiveness of the resignations described above, there were four (4) vacancies on the Board of Directors of the Company. As a result of the transactions contemplated by the Exchange Agreement and in compliance with the Voting Agreement, the Board of Directors of the Company has appointed the following individuals to fill the vacancies: David Bell, Richard Kelson, Bonnie Reiss and Richard Weinberg.

At the time of this report, the Company does not know what committees of the Board of Directors each of Mr. Bell, Mr. Kelson, Ms. Reiss and Mr. Weinberg will be appointed to serve. Each of the new directors is entitled to participate in the Company's 2005 Equity-Based Compensation Plan.

Other than as set forth above, there are no arrangements or understandings between any of the above directors and any other persons pursuant to which the above directors were selected as a director.

Additionally, on October 4, 2007, the Company appointed Govi Rao to serve as the Company's Chief Executive Officer and as Chairman of the Board. Mr. Rao served as Vice President and General Manager for Phillips Solid State Lighting from January 2006 through June 2007. From March 2003 through December 2005, he served as Vice President of Business Creation and Brand for Phillips Lighting Company, and he was Senior Director of Professional Business for Phillips Lighting Company from July 2002 through February 2003. Mr. Rao does not serve as a director of any other public company.

Further, on October 4, 2007, the Company appointed Dean Seniff to serve as the Company's Chief Financial Officer. Mr. Seniff served as Chief Financial Officer for Agami Systems, Inc. from 2005 to September 2007. From 2002 to 2005, he worked as a consultant, and from 1999 to 2002, he was Chief Financial Officer and Secretary for NexPrise Incorporated. Mr. Seniff's annual base salary is $200,000, and he is eligible to receive an annual bonus of up to 40% of his annual base salary, which is contingent upon certain Company performance measures. Mr. Seniff is also entitled to participate in the Company's 2005 Equity Based Compensation Plan.

See also Item 1.01 of this report. The information in Items 1.01 and 9.01 of this report is incorporated in this Item 5.02 by reference.

Item 5.03    Amendments to Bylaws

Effective as of October 4, 2007, the Board of Directors of the Company adopted the Amended and Restated Bylaws of the Company (the "Bylaws"). The amendments include the following:

  Article II, Section 2.07. A bylaw has been added to require the Board of Directors to establish a Governance Committee comprised of five (5) directors, at least three (3) of whom shall at all times be directors designated by the holders of Series B Stock.

  Article IV, Section 4.02. A bylaw has been added in order to provide that the Chief Executive Officer of the Company will be elected annually by the Governance Committee at the regular annual meeting of the Governance Committee, and the Chief Executive Officer will hold office at the pleasure of the Governance Committee.

A copy of the Amended and Restated Bylaws of the Company is attached to this Form 8-K as Exhibit 3.1.

Item 7.01    Regulation FD Disclosure

The Company elects to disclose the information contained in the press release furnished as Exhibit 99.1 hereto through Form 8-K pursuant to Regulation FD.

Item 9.01    Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired.

The financial statements of LED are not included in this report. The Company intends to file the financial statements on or before November 16, 2007.

(d)    Exhibits.

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws of Lighting Science Group Corporation
4.1	Exchange and Contribution Agreement, dated as of October 4, 2007, by and between Lighting Science Group Corporation and LED Holdings, LLC
4.2	Certificate of Designation of Series B Stock of Lighting Science Group Corporation
4.3	Registration Rights Agreement, dated as of October 4, 2007, by and between Lighting Science Group Corporation and LED Holdings, LLC
4.4	Stockholder Voting Agreement, dated as of October 4, 2007, by and between Lighting Science Group Corporation, LED Holdings, LLC and certain stockholders
10.1	Trademark Assignment, dated as of October 4, 2007, by and between Lighting Science Group Corporation and LED Holdings, LLC
10.2	Indemnification Letter Agreement, dated as of October 4, 2007, by and between Lighting Science Group Corporation and LED Holdings, LLC
10.3	Employment Agreement, dated as of October 4, 2007, by and between Lighting Science Group Corporation and Kevin Furry
10.4	Employment Agreement, dated as of October 4, 2007, by and between Lighting Science Group Corporation and Govi Rao
10.5	Employment Agreement, dated as of October 4, 2007, by and between Lighting Science Group Corporation and Ronald E. Lusk
10.6	Employment Agreement, dated as of October 4, 2007, by and between Lighting Science Group Corporation and Fredric Maxik
10.7	Employment Agreement, dated as of October 4, 2007, by and between Lighting Science Group Corporation and Ken Honeycutt
99.1	Press release dated as of October 4, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTING SCIENCE GROUP CORPORATION
Date: October 11, 2007	/s/ Govi Rao Name: Govi Rao Title: Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws of Lighting Science Group Corporation PDF
4.1	Exchange and Contribution Agreement, dated as of October 4, 2007, by and between Lighting Science Group Corporation and LED Holdings, LLC PDF
4.2	Certificate of Designation of Series B Stock of Lighting Science Group Corporation PDF
4.3	Registration Rights Agreement, dated as of October 4, 2007, by and between Lighting Science Group Corporation and LED Holdings, LLC PDF
4.4	Stockholder Voting Agreement, dated as of October 4, 2007, by and between Lighting Science Group Corporation, LED Holdings, LLC and certain stockholders PDF
10.1	Trademark Assignment, dated as of October 4, 2007, by and between Lighting Science Group Corporation and LED Holdings, LLC PDF
10.2	Indemnification Letter Agreement, dated as of October 4, 2007, by and between Lighting Science Group Corporation and LED Holdings, LLC PDF
10.3	Employment Agreement, dated as of October 4, 2007, by and between Lighting Science Group Corporation and Kevin Furry PDF
10.4	Employment Agreement, dated as of October 4, 2007, by and between Lighting Science Group Corporation and Govi Rao PDF
10.5	Employment Agreement, dated as of October 4, 2007, by and between Lighting Science Group Corporation and Ronald E. Lusk PDF
10.6	Employment Agreement, dated as of October 4, 2007, by and between Lighting Science Group Corporation and Fredric Maxik PDF
10.8	Employment Agreement, dated as of October 4, 2007, by and between Lighting Science Group Corporation and Ken Honeycutt PDF
99.1	Press release dated as of October 4, 2007 PDF